                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               February 7, 1996
                               ----------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                  1-7725                  36-2687938
    ------------------         ----------------        -------------------
(State of incorporation)         (Commission              (IRS Employer
                                   File No.)           Identification No.)

             6111 North River Road, Rosemont, Illinois         60018
             (Address of principal executive offices)        (Zip code)

                                (847) 698-3000
              ---------------------------------------------------
              Registrant's telephone number, including area code


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Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)  Exhibits

     1.1 Underwriting Agreement dated February 7, 1996 by and among the Company and Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Capital Markets, Inc. and Salomon Brothers Inc.

     1.2 Terms Agreement dated February 7, 1996 by and among the Company and Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Capital Markets, Inc. and Salomon Brothers Inc.

     4.1 Form of Specimen Global Notes relating to Comdisco Inc.'s 5 3/4% Notes due February 15, 2001.

     4.2 Form of Specimen Definitive Note relating to Comdisco Inc.'s 5 3/4% Notes due February 15, 2001.













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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMDISCO, INC.


Date:  February 16, 1996           By: /s/ Philip A. Hewes
                                       ---------------------------------
                                      Philip A. Hewes, Senior
                                      Vice President and
                                      Secretary


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